UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

October 27, 2021

Date of Report (Date of earliest event reported):

GREENROSE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39217	84-2845696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Broadway Amityville, NY	11701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 346-6270

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered
Units, each consisting of one share of common stock and one redeemable warrant	OTC Pink
Common stock, par value $0.0001 per share	OTCQX
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OTCQB

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2021 Special Meeting of Stockholders (the “Special Meeting”) of Greenrose Acquisition Corp. (“we,” “us,” “our,” “Greenrose,” or the “Company”) was held on October 27, 2021. At the Special Meeting, the Company’s stockholders voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on October 5, 2021 (the “Proxy”).

As of the close of business on September 23, 2021, the record date for the Special Meeting, there were 21,892,500 shares of the Company’s common stock outstanding, each of which was entitled to one vote with respect to each proposal. A total of 15,529,504 shares of common stock, representing approximately 70.93% of the shares of Common Stock entitled to vote, were present in person or by proxy, constituting a quorum.

The voting results for the proposals voted on at the Special Meeting are set forth below:

1. The Extension Amendment Proposal — to consider and vote upon a proposal (the “Extension Amendment Proposal”) to amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) from November 13, 2021 to November 30, 2021 (the “Extended Date”); a copy of the proposed amendment to the Company’s amended and restated certificate of incorporation to effectuate the Extension is attached to the Proxy statement as Annex A.

The Extension Amendment Proposal was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
15,297,896	231,113	495

2. The Qualified Business Combinations Proposal — to consider and vote upon a proposal (the “Qualified Business Combinations Proposal”) to approve the Qualified Business Combinations; copies of the Theraplant Merger Agreement, Asset Purchase Agreement, Theraplant Amendment No. 1, and True Harvest Amendment No. 1 are attached to the Proxy as Annex B, Annex C, Annex D and Annex E.

The Qualified Business Combinations Proposal was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
15,407,616	121,293	595

3. The Charter Amendment Proposals — to consider and vote upon separate proposals (collectively, the “Charter Proposals”) to amend and restate Greenrose’s existing Amended and Restated Certificate of Incorporation with a Second Amended and Restated Certificate of Incorporation in the form attached to the Proxy as Annex F.

The Charter Amendment Proposals were approved. The voting results of the shares of the Common Stock for each of the sub-proposals were as follows:

(a)	the “Share Increase Proposal” — to increase the number of shares of Common Stock, par value $0.0001 per share, that Greenrose is authorized to issue from 70,000,000 to 150,000,000;

For	Against	Abstentions
15,387,174	140,895	1,435

(b)	the “Unsuitable Person Redemption Proposal” — to include a provision to allow for the redemption of Greenrose Common Stock from stockholders who are deemed “Unsuitable Persons” according to applicable regulations, such that Greenrose would be ineligible to obtain or maintain a cannabis license;

For	Against	Abstentions
15,399,553	128,366	1,585

(c)	the “Transition to Operating Company Charter Amendment Proposal” — to change the stockholder vote required to amend certain provisions contained in the Proposed Charter from 65% to 50%; and

For	Against	Abstentions
15,132,180	146,284	251,040

(d)	the “Name Change Proposal” — to change the name of the Company from “Greenrose Acquisition Corp.” to “The Greenrose Holding Company Inc.”

For	Against	Abstentions
15,407,119	121,592	793

4. The Accountant Proposal — to consider and vote upon a proposal to ratify the change of the Company’s independent registered public accounting firm from Marcum LLP to Macias Gini & O’Connell, LLP (“MGO”) for the fiscal year ending December 31, 2021.

The Accountant Proposal was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
15,512,781	5,174	11,549

5. The Director Election Proposal — to consider and vote upon a proposal to re-elect two Class A Directors, Steven Cummings and John Falcon, to serve as members of the Company’s board of directors for three-year terms expiring at the Company’s 2024 annual meeting of stockholders, or upon their earlier resignation or removal;

The Director Election Proposal was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
15,405,725	122,181	1,598

6. The Incentive Plan Proposal — to consider and vote upon a proposal to approve and adopt the Company’s 2021 Equity Incentive Plan, a copy of which is attached the Proxy as Annex G, including with respect to the authorization of the initial share reserve under the Incentive Plan and the number of shares that may be issued pursuant to the exercise of incentive stock options granted.

The Incentive Plan Proposal was approved. The voting results of the shares of the Common Stock were as follows:

For	Against	Abstentions
14,976,869	150,950	401,685

7. The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary (i) to ensure that any supplement or amendment to the accompanying proxy statement that the Board has determined in good faith is required by applicable law to be disclosed to the Company stockholders and for such supplement or amendment to be promptly disseminated to Company stockholders prior to the Special Meeting, (ii) if, as of the time for which the Special Meeting is originally scheduled, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (iii) to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Business Combinations Proposal, the Charter Proposals, the Accountant Proposal, the Director Election Proposal or the Incentive Plan Proposal.

The Adjournment Proposal was not acted upon at the Special Meeting.

Item 8.01 Other Events

In connection with the Special Meeting, a total of 15,261,688 shares of common stock of Greenrose were deposited for redemption as of the October 25, 2021 deadline to exercise the redemption right. The redemption right is described in greater detail in the Proxy. As of the close of business on September 23, 2021, the record date for the Special Meeting, there were 21,892,500 shares of the Company’s common stock outstanding (inclusive of 4,532,500 non-redeemable shares of common stock held by the Company’s sponsor, Greenrose Associates LLC or Imperial Capital, LLC, the underwriter of the Company’s initial public offering), entitled to exercise the redemption right described in the Proxy. As a result, the Company believes there will be approximately $20,060,878 remaining in the trust account maintained with Continental Stock Transfer & Trust Company immediately prior to the anticipated consummation of the Company’s initial business combination, subject to adjustment in light of additional interest earned, if any, to such date as well as finalization of the redemption elections.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, Greenrose’s ability to enter into definitive agreements or consummate a transaction with any of Shango Holdings Inc., or Shango, Futureworks LLC (d/b/a The Health Center), or Futureworks, Theraplant, LLC, or Theraplant, or True Harvest, LLC, or True Harvest to obtain the financing necessary consummate its previously announced proposed transactions; and the expected timing of completion of the Proposed Transactions. These statements are based on various assumptions and on the current expectations of Greenrose’s and any of Shango, Theraplant, True Harvest, or Futureworks’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to enter into definitive agreements or successfully or timely consummate the Proposed Transactions or to satisfy the other conditions to the closing of the Proposed Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the Greenrose Stockholders for the Proposed Transactions is not obtained; failure to realize the anticipated benefits of the Proposed Transactions, including as a result of a delay in consummating any of the Proposed Transactions or difficulty in, or costs associated with, integrating the businesses of Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks; the amount of redemption requests made by the Greenrose Stockholders; the occurrence of events that may give rise to a right of Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks to terminate the respective Merger Agreements or Asset Purchase Agreements, as applicable; risks related to the rollout of Greenrose’ business and the timing of expected business milestones; the effects of competition on Greenrose’s business; and those factors discussed in Greenrose’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 under the heading “Risk Factors,” and other documents of Greenrose filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Greenrose nor any of Shango, Theraplant, True Harvest, or Futureworks presently know or that Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Greenrose’s and each of Shango, Theraplant, True Harvest, or Futureworks’ expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Greenrose and each of Shango, Theraplant, True Harvest, and Futureworks anticipate that subsequent events and developments will cause their assessments to change. However, while Greenrose and any of Shango, Theraplant, True Harvest, or Futureworks may elect to update these forward-looking statements at some point in the future, Greenrose and each of Shango, Theraplant, True Harvest, and Futureworks specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Greenrose’s or any of any of Shango, Theraplant, True Harvest, or Futureworks’ assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2021	GREENROSE ACQUISITION CORP.

	By:	/s/ William F. Harley III
	Name:	William F. Harley III
	Title:	Chief Executive Officer